UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2026 (May 6, 2026)

Hilton Grand Vacations Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2026, Hilton Grand Vacations Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other items, an amendment (the “Amendment”) to the Hilton Grand Vacations Inc. 2023 Omnibus Incentive Plan (the “2023 Omnibus Plan”). The Amendment added 1,250,000 shares of the Company’s common stock to the number of shares reserved for issuance under the 2023 Omnibus Plan. A description of the material terms of the Amendment was included in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on, and distributed to its stockholders commencing on or about, March 17, 2026 in connection with the Annual Meeting (the “Proxy Statement”). The foregoing summary is qualified in its entirety by reference to the full text of the Amendment, which, together with the 2023 Omnibus Plan, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Proxy Statement. Set forth below are the final voting results for the matters submitted to a vote of stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified.
	Votes Cast For	Votes Withheld	Broker Non-Votes
Mark D. Wang	68,590,191	113,848	4,395,569
Leonard A. Potter	68,324,470	379,569	4,395,569
Brenda J. Bacon	68,514,377	189,662	4,395,569
Christine Cahill	68,631,304	72,735	4,395,569
Mark H. Lazarus	68,624,611	79,428	4,395,569
Gail L. Mandel	68,627,038	77,001	4,395,569
Pamela H. Patsley	68,624,150	79,889	4,395,569
David Sambur	68,632,069	71,970	4,395,569
Paul W. Whetsell	68,293,570	410,469	4,395,569

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2026 fiscal year.
Votes Cast For	Votes Cast Against	Abstentions
71,719,017	1,358,783	21,808

Proposal No. 3 – Approval of an Amendment to the Hilton Grand Vacations Inc. 2023 Omnibus Incentive Plan

The Company’s stockholders approved the Amendment to the Company’s 2023 Omnibus Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
68,307,028	378,783	18,228	4,395,569

Proposal No. 4 – Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
68,225,643	459,259	19,137	4,395,569

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Hilton Grand Vacations Inc. 2023 Omnibus Incentive Plan, as amended by the Amendment.

104	Cover page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

	By:	/s/ Charles R. Corbin
Charles R. Corbin
Senior Executive Vice President, General Counsel and Corporate Operations

Date: May 8, 2026